Exhibit 10(c)
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                              AMENDED AND RESTATED
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                           1993 RESTRICTED STOCK PLAN
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                                       OF
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                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
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         1. Purpose. The Plan is designed to promote the interest of The
National Bank of Indianapolis Corporation ("Company") and its Subsidiaries by encouraging their officers and employees, upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their business, to continue their association with the Company and its Subsidiaries by providing additional incentive and opportunity for unusual industry and efficiency through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress. The Plan provides for the award of shares of common stock in the Company ("Restricted Stock") to such employees ("Participants").

         2. Administration.

                  (a) The Plan shall be administered by a committee of not less than three (3) directors of the Company ("Committee") who shall be designated from time to time by the Board of Directors. No director who is also an officer or key employee of the Company or any of its Subsidiaries shall be eligible to serve as a member of the Committee. No member of the Committee shall be eligible, at any time when he is such a member, to receive the grant of Restricted Stock under the Plan. The decision of a majority of the members of the Committee shall constitute a decision of the Committee. Subject to the provisions of the Plan, the Committee is authorized (i) to award shares of Restricted Stock; (ii) to determine the employees to be awarded shares of Restricted Stock; (iii) to determine the price, if any, and the number of shares subject to each award of Restricted Stock; (iv) to determine the time or times at which shares of Restricted Stock will be awarded; (v) to determine the time or times when shares of Restricted Stock will become vested and nonforfeitable; and (vi) to determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any participant. Each award of Restricted Stock under the Plan shall be evidenced by a written restricted stock agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan.

                  (b) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determinations and interpretations in this regard shall be final and conclusive.

                  (c) Neither the Plan nor any restricted stock agreement executed hereunder shall constitute a contract of employment. Participation in the Plan does not give any employee the right to be retained in the employ of the Company or any Subsidiary and does not limit in any way the right of the Company or a Subsidiary to change the duties or responsibilities of any employee or to terminate the employment of any employee.

         3. Shares Covered by the Plan. The Restricted Stock to be awarded under the Plan shall be shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine. The maximum number of shares to be awarded under the Plan shall not exceed one hundred sixty five thousand (165,000) shares. Shares forfeited under the Plan may be made subject to further awards of Restricted Stock.

         4. Eligibility. Officers and key employees of the Company or of any of its Subsidiaries, as selected by the Committee, shall be eligible to receive awards of Restricted Stock under the Plan. Members of the Committee shall not be eligible to receive awards of Restricted Stock under the Plan while serving as members of the Committee.

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         5. Purchase Price. The purchase price per share of Restricted Stock, if any, shall be determined by the Committee, in its sole discretion. For all purposes of the Plan, the term "fair market value" shall be the mean between the reported closing bid and asked prices for the shares of common stock of the Company as quoted by the North American Securities Dealers Automated Quotation System ("NASDAQ"). If the common stock of the Company is not quoted by NASDAQ, the fair market value shall be determined by the Committee based upon quotations of the entities which make a market in the Company stock and such other factors as the Committee shall deem appropriate. If the common stock of the Company is not quoted by entities which make a market in the Company's stock, the fair market value shall be determined by the Committee based upon such factors as the Committee deems appropriate.

         6. Pass-Through of Dividends and Voting Rights. Upon the issuance of shares of Restricted Stock under the Plan, subject to the requirements of paragraph 7 concerning restrictions on the transferability of Restricted Stock and the requirement that a Participant remain an employee of the Company or its Subsidiaries, the Participant shall be entitled to (i) receive all dividends payable and paid with respect to Restricted Stock awarded and issued to the Participant and (ii) exercise all voting rights associated with such Restricted Stock. Provided, however, upon the transfer or other disposition of any shares of Restricted Stock in violation of paragraph 7(a) or upon the forfeiture of any shares of Restricted Stock in accordance with paragraph 7(b) or (c), the Participant shall not be entitled to receive any dividends declared or exercise any voting rights on or after the date such shares of Restricted Stock were transferred or forfeited.

         7. Vesting and Transfer of Restricted Stock.

                  (a) Restrictions on Transferability. Except as provided in this paragraph 7, no shares of Restricted Stock awarded under the Plan may be sold, assigned, transferred, pledged or hypothecated by the Participant in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process. Each certificate evidencing shares of Restricted Stock awarded under the Plan shall bear a legend which sets forth such restrictions.

                  (b) Lapse of Restrictions and Vesting. The restrictions on shares of Restricted Stock awarded under the Plan contained in subparagraph (a) shall lapse and such shares shall become fully vested, nonforfeitable and transferable upon the earliest to occur of (i) the date(s) prescribed by the Committee in the restricted stock agreement between the Company and the Participant; (ii) the Participant's death; or (iii) the Participant's permanent and total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended. The specific terms and conditions regarding the lapse of restriction and the vesting of shares of Restricted Stock shall be contained in the restricted stock agreement between the Company and the Participant. In no event shall a participant have any right under the Plan or in a restricted stock agreement to affect the time at which the Restricted Stock awarded to him becomes nonforfeitable.

                  (c)      Forfeiture of Shares on Termination of Employment.
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                  (i) In the event the Participant's employment with the Company or any Subsidiary is terminated for any reason other than "for cause" or on account of the permanent and total disability or death, prior to the time the shares of Restricted Stock become vested, as provided in subparagraph (b) above, all of the unvested shares of Restricted Stock shall be forfeited and shall thereupon revert to the Company. Such forfeiture shall be effective on the date of the Participant's termination of employment. Transfer of employment from the Company to a corporation which is a Subsidiary of the Company, or vice versa, or from one Subsidiary to another, shall not be deemed termination of employment. The Committee shall have the authority to determine in each case whether a leave of absence on military or government service shall be deemed a termination of employment for purposes of this subparagraph.

                  (ii) In the event a Participant has attained age 62 and his employment terminates for any reason other than "for cause", the Committee may, in its sole discretion, by means of a written amendment to the restricted stock agreement, provide that (A) the shares of Restricted Stock shall

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                  not be forfeited upon termination of employment, and (B) the restrictions on shares of Restricted Stock awarded under the Plan contained in subparagraph (a) shall lapse and such shares shall become fully vested, nonforfeitable and transferable upon the earliest to occur of (1) the date(s) prescribed by the Committee in the amendment to the restricted stock agreement; (2) the Participant's death; or
                  (3) the Participant's permanent and total disability; provided, however, that the Committee shall include in any such amendment a non-compete and non-solicitation provision which is applicable until the date prescribed in the amendment. Any such amendment must also provide that the shares of Restricted Stock which were not vested on the date the participant terminated employment shall immediately be forfeited and shall thereupon revert to the Company (or, in the case of shares which became vested after termination of employment, be returned to the Company for no consideration) upon a finding by the Committee, as determined in its sole discretion, that the Participant has violated any provision of the amended stock agreement, including the non-compete and non-solicitation provisions thereof.

                  (d) Forfeiture on Termination For Cause. If a Participant's employment is terminated "for cause" prior to the time the shares of Restricted Stock become vested, as provided in subparagraph (b) above, all of the unvested shares of Restricted Stock shall be forfeited and shall thereupon revert to the Company. Such forfeiture shall be effective on the date the Participant receives notice of his termination for cause. As used in this Plan, "for cause" shall be defined as (i) the willful and continued failure of a Participant to perform his required duties as an officer or employee of the Company or any Subsidiary, (ii) action by a Participant involving willful misfeasance or gross negligence, (iii) the requirement or direction of a federal or state regulatory agency having jurisdiction over the Company or any Subsidiary to terminate the employment of the Participant, (iv) conviction of a Participant of the commission of any criminal offense involving dishonesty or breach of trust or (v) any intentional breach by a Participant of a material term, condition or covenant of any agreement of employment, termination or severance or any other agreement between the Participant and the Company or any Subsidiary.

                  (e) Refund of Purchase Price. Immediately upon any forfeiture of shares of Restricted Stock hereunder, the Company shall refund to the Participant the amount, if any, the Participant paid for such shares together with interest on such refund, computed annually, calculated on the basis of the regular savings passbook interest rate of the Company's banking Subsidiary at such rates as are in effect from time to time from the date the Restricted Stock was issued to the Participant through the date of such refund.

                  (f) Change in Control of Company. In the event of a Change in Control of the Company, the (i) restrictions on the transfer of all shares of Restricted Stock awarded under the Plan provided in subparagraph (a) above, shall thereupon immediately lapse and (ii) all the shares of Restricted Stock awarded under the Plan subject to forfeiture under subparagraph (b) shall thereupon immediately become fully vested and nonforfeitable.

         8. Payment for Stock. Full payment of the purchase price, if any, for shares awarded under the Plan shall be made at the time of issuance of the shares of Restricted Stock. Such payment shall be made in cash. No shares of Restricted Stock shall be issued until full payment for them has been made, and a Participant shall have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, if any, the Company shall issue a certificate or certificates to the Participant evidencing ownership of the shares purchased which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan.

         9. Changes in Stock.

                  (a) Subject to the provisions of paragraph 7(f), in the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, conversions, or otherwise, or in the event that other stock shall be substituted for the present common stock of the Company as the result of any merger, consolidation, reorganization, or similar transaction which results in a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price, and kind of shares available under the Plan and in the number, price and kind of shares covered under any awards of Restricted Stock made or to be made under the Plan. The Committee's determination in this respect shall be final

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and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to shares of Restricted Stock theretofore awarded but unvested and agrees to assume and perform the obligations of the Company and its Subsidiaries hereunder.

                  (b) Subject to the provisions of paragraph 7(f), in the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which shall be subject to the Plan and to each award of Restricted Stock shall, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than common stock of the Successor, and the number of shares subject to the award and the purchase price per share, if any, shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each Participant shall have that number of shares of Restricted Stock of the Successor which have a fair market value equal, as of the date of such Change in Control of the Company, to the fair market value, as of the date of such Change in Control of the Company, of the shares of Restricted Stock of the Company theretofore awarded to him.

         10. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan, if any, will be used for general corporate purposes.

         11. Investment Representations. Unless the shares subject to an award are registered under the Securities Act of 1933, each Participant in the Restricted Stock Agreement between the Company and the Participant shall agree for himself and its legal representatives that any and all shares of common stock acquired upon the award of Restricted Stock shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Any shares issued pursuant to an award of Restricted Stock subject to this investment representation shall bear a legend evidencing such restriction.

         12. Amendment and Discontinuance. The Board of Directors may, at any time, without the approval of the stockholders of the Company (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor rule promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend, or discontinue the Plan, but may not, without the consent of the affected Participant or without the approval of the stockholders of the Company, make any alteration which would: (a) increase the aggregate number of shares subject to award under the Plan, except as provided in paragraph 9; (b) withdraw administration of the Plan from the Committee or Board of Directors; (c) extend the term of the Plan or the maximum period by which any awards of shares of Restricted Stock shall vest; (d) change the class of individuals eligible for awards of Restricted Stock under the Plan; (e) without the consent of the affected Participant, alter or impair any shares of Restricted Stock previously awarded under the Plan or (f) permit any member of the Committee to become eligible for awards of Restricted Stock under the Plan.

         13. Liability. No member of the Board of Directors, the Committee or officers or employees of the Company or its Subsidiaries shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

         14. Effective Date and Duration. This Plan shall become effective upon its approval by a majority of the shares of the common stock of the Company. Awards of Restricted Stock may be granted under the Plan for a period of ten
(10) years commencing January 1, 1994. No awards of Restricted Stock shall be made after May 31, 2008. Upon such date, the Plan shall expire except as to forfeitable shares of Restricted Stock which shall remain outstanding until they become vested or are forfeited.

         15. Miscellaneous.

                  (a) The term "Board" or "Board of Directors" used herein shall mean the Board of Directors of the Company, and to the extent that any powers and discretion vested in the Board of Directors are delegated to

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any committee of the Board or officer of the Company, the term "Board of
Directors" shall also mean such committee or officer.

                  (b) The term "Subsidiary" or Subsidiaries" used herein shall mean any herein shall mean any as follows: banking institution or other corporation more than fifty percent (50%) of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

                  (c) The term "Change in Control of the Company" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company or any Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent (50%) of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any Company-sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company or any Subsidiary) of more than twenty-five percent (25%) of the common stock of the Company or any Subsidiary; (iv) during any period of two (2) consecutive years during the term of the Plan specified in paragraph 17, individuals who at the date of the adoption of the Plan constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date of the adoption of the Plan; or (v) a majority of the Board of Directors or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.


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